Exhibit 10.1

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 10, 2020 (this “Amendment”) is by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Company”), certain Subsidiaries of the Company party hereto as New Vehicle Borrowers (each a “New Vehicle Borrower” and collectively with the Used Vehicle Borrowers (defined below), the “Vehicle Borrowers”), certain Subsidiaries of the Company party hereto as Used Vehicle Borrowers (each a “Used Vehicle Borrower”, and collectively with the Company, the “Used Vehicle Borrowers”), the Guarantors party hereto, the Lenders party hereto (collectively, the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer. The Vehicle Borrowers, including the Company in its capacity as Borrower under the Revolving Credit Facility, are referred to collectively as the “Borrowers” and individually as a “Borrower”.

W I TN E S S E T H:

WHEREAS, the Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender, L/C Issuer, certain financial institutions from time to time party thereto as lenders and the Borrowers are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 25, 2019 (as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement).

WHEREAS, the Company and the Borrowers have asked the Lenders to amend the definition of “Consolidated Adjusted Current Liabilities” in Section 1.02 of the Credit Agreement, as set forth herein.

WHEREAS, the Consenting Lenders are willing to consent to such amendment, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1 – AMENDMENT
1.1    The definition of “Consolidated Adjusted Current Liabilities” in Section 1.02 of the Credit Agreement is hereby amended by deleting the phrase “any Permitted Real Estate Debt or Subordinated Debt” and inserting in its place the phrase “any Permitted Real Estate Debt, Subordinated Debt or Indebtedness incurred pursuant to Section 7.01(s)”.

For the avoidance of doubt, nothing in this amendment shall affect, or cause the deletion of, the phrase “, other than (in each case under this clause (c)) any such balloon, bullet or similar payment due within one (1) fiscal quarter following the date of determination.”

SECTION 2 - CONDITIONS PRECEDENT TO EFFECTIVENESS
2.1    This Amendment shall become effective upon the Administrative Agent’s receipt of executed counterparts of this Amendment from the Administrative Agent, the Borrowers, the Guarantors, and Lenders constituting Required Lenders.
SECTION 3 - MISCELLANEOUS
3.1    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent and each Lender.

3.2    Affirmation of Borrowers and Guarantors. Each Borrower and each Guarantor hereby (a) consents to the amendments and modifications to the Credit Agreement effected hereby, and (b) confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Borrower or such Guarantor, as applicable, is a party is, and the obligations of such Borrower or such Guarantor, as applicable, contained in the Credit Agreement, as amended and modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended and modified by this Amendment. Without limiting the generality of the foregoing, the execution of this Amendment shall not constitute a novation or discharge of, any obligation of any Loan Party under the Credit Agreement or any other Loan Document, and each Loan Party agrees that the Security Instruments and any other documents or instruments executed, filed or recorded in connection therewith, shall remain outstanding and in full force and effect, and all of the Collateral described therein and Liens granted in favor of the Administrative Agent created thereunder do and shall continue to secure the Obligations and the “Obligations”, “Guarantied Obligations” or “Secured Obligations” (as those terms are defined in the Company Guaranty and the Subsidiary Guaranty) and any other obligations to the extent provided in the Security Instruments and that all such Liens continue to be perfected as security for the Obligations and the “Obligations”, “Guarantied Obligations” or “Secured Obligations” (as those terms are defined in the Company Guaranty and the Subsidiary Guaranty) and any other obligations secured thereby.

3.3    Representations and Warranties.
(a)    This Amendment has been duly authorized, executed and delivered by each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(b)    The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
(c)     No Default or Event of Default has occurred and is continuing as of the date hereof.
3.5     Reference to and Effect on Credit Agreement and the Loan Documents.
2

(a)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment and as further amended, restated or modified from time to time in accordance with the terms thereof.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended and modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver or novation of any right, power or remedy of any Lender, L/C Issuer, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or novation of any provision of any of the Loan Documents.
(d)    The Administrative Agent, the Lenders and the Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.
3.6    No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement. This Amendment is limited to the matters expressly referred to herein and shall not constitute an amendment or waiver of, or an indication of the Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

3.7    Waiver, Modification, Etc. No provision or term of this Amendment may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

3.8    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.10    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall he deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

(Signature Pages Follow)

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Asbury Automotive Group, Inc.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

NEW VEHICLE BORROWERS:
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY DELAND HUND, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NEW VEHICLE BORROWERS, continued:
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer
Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NEW VEHICLE BORROWERS, continued:
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

USED VEHICLE BORROWERS:
Asbury Automotive Group, Inc.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

AF Motors, L.L.C.
Asbury AR Niss L.L.C.
Asbury Atlanta AC L.L.C.
Asbury Atlanta AU L.L.C.
Asbury Atlanta BM L.L.C.
Asbury Atlanta CHEV, LLC
Asbury Atlanta Ford, LLC
Asbury Atlanta Hon L.L.C.
Asbury Atlanta Hund L.L.C.
Asbury Atlanta Inf L.L.C.
Asbury Atlanta Infiniti L.L.C.
Asbury Atlanta K L.L.C.
Asbury Atlanta Lex L.L.C.
Asbury Atlanta Nis L.L.C.
Asbury Atlanta Nis II, LLC
Asbury Atlanta Toy L.L.C.
Asbury Atlanta Toy 2 L.L.C.
Asbury Atlanta VB L.L.C.
Asbury Automotive Brandon, L.P.
Asbury Automotive St. Louis, L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
Asbury Deland Hund, LLC
Asbury Ft. Worth Ford, LLC
Asbury Georgia TOY, LLC
Asbury IN CBG, LLC
Asbury IN CDJ, LLC
Asbury IN Chev, LLC
Asbury IN Ford, LLC
Asbury IN HON, LLC
Asbury IN TOY, LLC
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer
Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

used VEHICLE BORROWERS, continued:

Asbury Indy Chev, LLC
Asbury Jax AC, LLC
Asbury Jax Ford, LLC
Asbury Jax Hon L.L.C.
Asbury MS Chev L.L.C.
Asbury MS Gray-Daniels L.L.C.
Asbury SC JPV L.L.C.
Asbury SC LEX L.L.C.
Asbury SC TOY L.L.C.
Asbury St. Louis Lex L.L.C.
Asbury St. Louis LR L.L.C.
Asbury St. Louis M L.L.C.
Asbury-Deland Imports, L.L.C.
Avenues Motors, Ltd.
BFP Motors L.L.C.
CFP Motors L.L.C.
CH Motors L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer
MCDAVID AUSTIN-ACRA, L.L.C.
Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

Asbury Automotive Group, Inc.
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

GUARANTORS:
Asbury Automotive Group, Inc.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

SUBISIDIARY GUARANTORS:
AF MOTORS, L.L.C.
ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

SUBISIDIARY GUARANTORS, continued:
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY DELAND HUND, LLC
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
ASBURY JAX HOLDINGS, L.P.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

SUBISIDIARY GUARANTORS, continued:
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
BFP MOTORS L.L.C.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CK CHEVROLET L.L.C.
CK MOTORS LLC
CN MOTORS L.L.C.
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

SUBISIDIARY GUARANTORS, continued:
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

SUBISIDIARY GUARANTORS, continued:
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By: /s/Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

BANK OF AMERICA, N.A.,
as Administrative Agent
By:/s/Linda Lov
Typed Name: Linda Lov
Typed Title: Assistant Vice President
BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender
By:/s/David T. Smith
Typed Name: /s/David T. Smith
Typed Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:/s/ Adam Sigman
Typed Name: Adam Sigman
Typed Title: Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/Chad McNeill
Typed Name: Chad McNeill
Typed Title: Senior Vice-President

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender
By: /s/Wade Osborne
Typed Name: Wade Osborne
Typed Title: National Account Manager

AMERICAN HONDA FINANCE CORPORATION,
as a Lender
By:
Typed Name:
Typed Title:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as a Lender
By: /s/Michele Nowak
Typed Name: Michele Nowak
Typed Title: Credit Director, National Accounts

TRUIST BANK,
as a Lender
By: /s/Jonathan Hart
Typed Name: Jonathan Hart
Typed Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/Katherine Taylor
Typed Name: Katherine Taylor
Typed Title: Vice President

BMW FINANCIAL SERVICES NA, LLC,
as a Lender
By: /s/Alexander Calcasola
Typed Name: Alexander Calcasola
Typed Title: Credit Manager
By: /s/Aaron Grener
Typed Name: Aaron Grener: Deputy for Tom Rumfola
Typed Title: Credit Manager

MASS MUTUAL ASSET FINANCE LLC,
as a Lender
By: /s/Don Buttler
Typed Name: /s/Don Buttler
Typed Title: SVP

NISSAN MOTOR ACCEPTANCE CORPORATION,
as a Lender
By:
Typed Name:
Typed Title:

SANTANDER BANK, N.A.,
as a Lender
By:
Typed Name:
Typed Title: